SECOND AMENDMENT TO SECURITIES PURCHASE AGREEMENT

SECOND AMENDMENT TO SECURITIES PURCHASE AGREEMENT, dated as of  January 6, 2014 (this “Amendment”), to the Securities Purchase Agreement by and between Retrophin, Inc. (f/k/a Desert Gateway, Inc.), a Delaware corporation (the “Company”), and each purchaser identified on the signature pages thereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”), dated as of February 12, 2013 and amended as of August 14, 2013 (the “Agreement”).

WITNESSETH

WHEREAS, Section 5.6 of the Agreement provides that the Agreement may be amended by the Company and the Purchasers holding at least a majority in interest of the Shares then outstanding;

WHEREAS, the Company and the Purchasers party hereto, representing a majority in interest of the Shares outstanding, desire to amend the Agreement to reflect the changes set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties hereto agree as follows:

Section 1.                      Definitions.  Except as otherwise expressly provided herein, capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

Section 2.                      Amendment to Agreement.

Section 4.11(i) of the Agreement is hereby amended and restated to read as follows:

(i)           Notwithstanding the foregoing, this Section 4.11 shall not apply in respect of (i) an Exempt Issuance or (ii) the issuance of any shares of Common Stock registered with the Commission under the Company’s registration statement on Form S-1 (File No. 333-192936), initially filed with the Commission on December 18, 2013.

Section 4.12(a) of the Agreement is hereby amended and restated to read as follows:

(a)           From the date hereof until forty-five (45) days after the Effective Date, neither the Company nor any Subsidiary shall issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents; provided, however, that the foregoing restrictions shall not apply to (i) the announcement of, or the consummation of the transactions contemplated by, the Securities Purchase Agreement, dated as of August 14, 2013, by and between the Company and each purchaser identified on the signature pages thereto, including, without limitation, the issuance of Common Stock and Common Stock purchase warrants (including the issuance of Common Stock upon the exercise thereof) or (ii) the announcement or consummation of the sale of any shares of Common Stock registered with the Commission under the Company’s registration statement on Form S-1 (File No. 333-192936), initially filed with the Commission on December 18, 2013.

Section 3.                      Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be determined in accordance with the provisions of the Agreement.

Section 4.                      Counterparts.  This Amendment may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

Section 5.                      Effect.  Except as otherwise provided herein, the provisions of the Agreement shall remain unmodified and in full force and effect, and each Party shall continue to perform in accordance with the terms of the Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the day and year first above written.

RETROPHIN, INC.

By:	/s/ Marc Panoff
Name Marc Panoff
Title Chief Financial Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOR PURCHASERS FOLLOW]

[Signature Page to Second Amendment to Securities Purchase Agreement]